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                                                                   EXHIBIT 10j11



Schedule identifying substantially identical agreements, between Fortune Brands, Inc. ("Fortune") and the following persons, to the Agreement constituting
Exhibit 10j10 to the Annual Report on Form 10-K of Fortune for the Fiscal Year ended December 31, 1999.

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                                 Name
                                 ----

                             Dudley L. Bauerlein, Jr.
                             Robert J. Rukeyser
                             Mark Hausberg